Exhibit 24.1

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each of NationsBank Corporation, and the several undersigned Officers and Directors thereof whose signatures appear below, hereby makes, constitutes and appoints Paul J. Polking and Charles M. Berger, and each of them acting individually, its, his and her true and lawful attorneys with power to act without any other and with full power of substitution, to execute, deliver and file in its, his and her name and on its, his and her behalf, and in each of the undersigned Officer's and Director's capacity or capacities as shown below, (a) Post-Effective Amendments No. 1 to Registration Statements on Form S-3 (Registration Nos. 333-07229; 333-13811; 333-15375; 333-18273; 333-43137 and 333-51367); Post-Effective
Amendments No. 2 to Registration Statements on Form S-3 (Registration Nos. 33-54784; 33-49881; 33-57533 and 33-63097); Post-Effective Amendment No. 3 to
Registration Statement on Form S-3 (Registration No. 33-45498); Post-Effective Amendment No. 2 to Registration Statement on Form S-4 (Registration No. 333-60553); Post-Effective Amendments No. 1 to Registration Statements on Form S-8 (Registration Nos. 33-45279; 33-60695; 333-02875; 333-07105; 333-20913;
333-24331 and 333-58657); Post-Effective Amendment No. 5 to Registration Statement on Form S-8 (Registration No. 2-80406) and Post-Effective Amendments No. 2 on Form S-8 to Registration Statements on Form S-4 (Registration Nos. 33-43125; 33-55145; 33-63351; 33-62069; 33-62208; 333-16189 and 333-40515) of
NationsBank Corporation, which Post-Effective Amendments shall be filed pursuant to Rule 414 of the Securities Act of 1933, as amended, to notify the Securities and Exchange Commission of the reincorporation of NationsBank Corporation as a Delaware company by means of a merger of the predecessor North Carolina corporation of the same name into NationsBank (DE) Corporation, with NationsBank
(DE) Corporation as the surviving corporation and being renamed "NationsBank Corporation," and any and all documents in support thereof or supplemental thereto and any and all amendments, including any and all post-effective amendments, to the foregoing (hereinafter called the "Registration Statements"), and (b) such registration statements, petitions, applications, consents to service of process or other instruments, any and all documents in support thereof or supplemental thereto, and any and all amendments or supplements to the foregoing, as may be necessary or advisable to qualify or register the securities covered by said Registration Statements under such securities laws, regulations or requirements as may be applicable; and each of NationsBank Corporation and said Officers and Directors hereby grants to said attorneys, and to each of them, full power and authority to do and perform each and every act and thing whatsoever as said attorneys or attorney may deem necessary or advisable to carry out fully the intent of this power of attorney to the same extent and with the same effect as NationsBank Corporation might or could do, and as each of said Officers and Directors might or could do personally in his or her capacity or capacities as aforesaid, and each of NationsBank Corporation and said Officers and Directors hereby ratifies and confirms all acts and things which said attorneys or attorney might do or cause to be done by virtue of this power of attorney and its, his or her signature as the same may be signed by said attorneys or attorney, or any of them, to any or all of the following (and/or any and all amendments and supplements to any or all thereof): such Registration Statements under the Securities Act of 1933, as amended, and all such registration statements, petitions, applications, consents to service of process and other instruments, and any and all documents in support thereof or supplemental thereto, under such securities laws, regulations and requirements as may be applicable.

      IN WITNESS WHEREOF, NationsBank Corporation has caused this power of attorney to be signed on its behalf, and each of the undersigned Officers and Directors in the capacity or capacities noted has hereunto set his or her hand as of the date indicated below.

                                    NATIONSBANK CORPORATION


                                    By:   /s/   Hugh L. McColl, Jr.
                                          --------------------------
                                          Hugh L. McColl, Jr.
                                          Chief Executive Officer
Dated:   September 25, 1998

      Signature                        Title                                              Date
      ---------                        -----                                              ----



/s/   Hugh L. McColl, Jr.           Chief Executive Officer and Director                  September 25, 1998
----------------------------
Hugh L. McColl, Jr.                 (Principal Executive Officer)


/s/   James H. Hance, Jr.           Director, Vice Chairman and                           September 25, 1998
----------------------------        Chief Financial Officer
James H. Hance, Jr.                 (Principal Financial Officer)



/s/   Marc D. Oken                  Executive Vice President and                          September 25, 1998
----------------------------        Chief Accounting Officer
Marc D. Oken                        (Principal Accounting Officer)



/s/   Charles E. Rice               Chairman of the Board                                 September 25, 1998
----------------------------        and Director
Charles E. Rice


                                    Director                                              September __, 1998
----------------------------
Ray C. Anderson


/s/   Rita Bornstein                Director                                              September 25, 1998
----------------------------
Rita Bornstein


/s/   B. A. Bridgewater, Jr.        Director                                              September 25, 1998
----------------------------
B. A. Bridgewater, Jr.


/s/   Thomas E. Capps               Director                                              September 25, 1998
----------------------------
Thomas E. Capps


/s/   Alvin R. Carpenter            Director                                              September 25, 1998
----------------------------
Alvin R. Carpenter


/s/   Charles W. Coker              Director                                              September 25, 1998
----------------------------
Charles W. Coker


/s/   Thomas G. Cousins             Director                                              September 25, 1998
----------------------------
Thomas G. Cousins


/s/   Andrew B. Craig, III          Director                                              September 25, 1998
----------------------------
Andrew B. Craig, III


/s/   Alan T. Dickson               Director                                              September 25, 1998
----------------------------
Alan T. Dickson


/s/   Paul Fulton                   Director                                              September 25, 1998
----------------------------
Paul Fulton


/s/   C. Ray Holman                 Director                                              September 25, 1998
----------------------------
C. Ray Holman


/s/   W. W. Johnson                 Director                                              September 25, 1998
----------------------------
W. W. Johnson


/s/   Kenneth D. Lewis              President and Director                                September 25, 1998
----------------------------
Kenneth D. Lewis


/s/   Russell W. Meyer, Jr.         Director                                              September 25, 1998
----------------------------
Russell W. Meyer, Jr.


/s/   Richard B. Priory             Director                                              September 25, 1998
----------------------------
Richard B. Priory


/s/   John C. Slane                 Director                                              September 25, 1998
----------------------------
John C. Slane


/s/   O. Temple Sloan, Jr.          Director                                              September 25, 1998
----------------------------
O. Temple Sloan, Jr.


/s/   Meredith R. Spangler          Director                                              September 25, 1998
----------------------------
Meredith R. Spangler


/s/   Albert E. Suter               Director                                              September 25, 1998
----------------------------
Albert E. Suter


/s/   Ronald Townsend               Director                                              September 25, 1998
----------------------------
Ronald Townsend


/s/   Jackie M. Ward                Director                                              September 25, 1998
----------------------------
Jackie M. Ward


/s/   John A. Williams              Director                                              September 25, 1998
----------------------------
John A. Williams


                                    Director                                              September   , 1998
----------------------------
Virgil R. Williams